Building for the Future West Investor Day March 10, 2016

Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non- GAAP financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information. Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith®, Daikyo RUV, Flurotec® and Daikyo RSV are trademarks or registered trademarks, and are licensed from of Daikyo Seiko, Ltd. Verux Brand and the logo are trademarks of West Pharmaceutical Services Singapore Pte. Ltd. in Singapore and other jurisdictions. Safe harbor statement 2

By your side… Pharmaceutical, biotechnology, generic and medical device companies trust West and our ability to deliver consistent high quality and technologically advanced containment and delivery solutions. We share their commitment to improving health for patients worldwide. Our mission 3 Become the world leader in integrated containment and delivery of injectable medicines

An integral part of the healthcare industry Top 35 Injectable biologics rely on West and Daikyo components ~ 40 Billion Components manufactured annually Top 75 Supplier to the top 75 pharmaceutical & biotech injectable companies 4

Components manufactured 5 Every Dose | Every Time | 100% Commitment 40 Billion ANNUALLY 110 Million PER DAY 5 Million PER HOUR 76,000 PER MINUTE

2015 Sales $1.4 billion 2015 Sales $1.4 billion 2015 Net Sales by Geography West business – at a glance 7% 39% 33% 21% Americas Europe, Middle East, Africa Asia Pacific 2015 Net Sales by Category 2016E Sales(*) by Market Group 53% 40% 7% High-Value Components Standard Packaging Delivery Devices Contract Manufacturing P R OPRI E T A R Y P R O D U C T S Pharma Generics Biologics Contract Manufacturing 20% 20% 30% 30% (*) Company expectations and approximate percentages 6 P R OPRI E T A R Y P R O D U C T S 2016E Sales $1.485-$1.510 billion

Proprietary Products Stoppers Seals Caps Syringe Components Daikyo CZ Vials & Syringes Reconstitution Systems Self-Injection Devices West’s role in delivering medicines to patients Contract Manufacturing Engineering Injection Molding Project Management Tooling $0.3B $1.1B ~8,000 product SKU’s 7

% % % % % % % % % 2011 2012 2013 2014 2015 Net Sales Sustained, consistent growth 8 2011 2012 2013 2014 2015 Adjusted Diluted EPS* (reported, $ millions) CAGR 4.8% $1,192.3 $1,399.8 CAGR 11.8% $1.17 $1.83 (Non-GAAP) Constant Currency CAGR 6.7% Comparison of Cumulative Five-Year Total Return 0 50 100 150 200 250 300 350 400 2010 2011 2012 2013 2014 2015 S&P MidCap 400 Index West Pharmaceutical Services, Inc. Source: Company estimates; *Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information.

9 Strong Operating Cash Flow Capital Allocation Priorities:  Investing in our business  Dividends  Inorganic growth  Debt repayment  Stock repurchase Cash-flow and allocation Artist rendering: new plant in Waterford, Ireland

Long-term strategy 10 Market Led and Customer Experience Operational Excellence Product and Service Differentiation Drive Shareholder Value Become the world leader in integrated containment and delivery of injectable medicines

5-Year outlook 11 2020 Sales: $2.2 to $2.4 billion 2020 Operating Income Margin: 19% to 23%  Market-led strategy  Strong base of organic sales growth  Margin expansion from mix of high-value products COMMERCIAL  Globalize operations vs. regional structure  Expand capacity  Optimize network, lean, supply chain & procurement GLOBAL OPERATIONS  Integrate container & delivery  Next generation containment and delivery INNOVATION & TECHNOLOGY

Leadership Team Eric Green President & CEO Karen Flynn SVP & Chief Commercial Officer John Paproski Chief Technology Officer (Retiring) Don McMillan VP, Global Operations Eric Resnick Chief Technology Officer (Incoming) William Federici SVP & CFO Quintin Lai VP, Corp Dev, Strategy & IR Annette Favorite SVP & CHRO George Miller SVP, Gen Counsel Corp Secretary 12

Today's agenda

8:45	**Karen Flynn**	**Commercial Review**
	Chris Ryan	Generics
	Heino Lennartz	Pharma
	Graham Reynolds	Biologics
	Mike Treadaway	Contract Manufacturing
	Mike Schaefers	Product Management
10:00	Break	
10:15	**John Paproski**	**Innovation & Technology Review**
	Scott Young	Containment
	Eric Resnick	Delivery
11:00	**Don McMillan**	**Operations Review**
11:20	**Bill Federici**	**Financial Outlook**
11:45	**Eric Green**	**Close**

Commercial Overview Karen Flynn Senior Vice President & Chief Commercial Officer

15 Injectable market 30 Billion Units $284 Billion of Annual Drug Sales $7- 8 Billion Containment & Delivery Product Sales Source: IMS and Company estimates

Novel Injectable Approvals 2013 2014 2015 Biologics (BLAs) 2 10 13 Small Molecules (NMEs) 5 9 6 TOTAL 7 19 19 Injectable medicines — on the rise The number of approvals with devices continues to increase 16 Known West Participation 7 100% 15 79% 16 84%

The customers we serve 17 2016 Expected Organic Sales Growth 6-8% 20% 20% 30% 30% Biologics Contract Manufacturing Pharma Generics Source: Company expectations and approximate percentages More than 2,000 customers Global customer base About 2,400 injectable products are in the development pipeline Top 125 customers make up 95% of sales

18 Injectable market drivers HIGHER REGULATORY SCRUTINY INCREASING QUALITY EXPECTATIONS GLOBALIZATION RISK MITIGATION OF SUPPLY CHAIN TIME TO MARKET COST PRESSURES COMPLEX DRUG REQUIREMENTS DEMAND UNIQUE PACKAGING PATIENT-FOCUSED CARE REQUIRES SELF-INJECTION TECHNOLOGIES

Our approach 19 Pharma Biologics Generics

West solutions: Integrated containment & delivery 20 Increasing levels of customer intimacy Increasing value to West STERILIZED WASHED COATED ADMINISTERED CAMERA INSPECTED QUALITY BY DESIGN CONTAINMENT SELF INJECTION CONTRACT MANUFACTURING INJECTION MOLDING CONTRACT MANUFACTURING MULTI-COMPONENT ASSEMBLY

Addressing unique needs 21 Quality – A High Bar Set By Our Customers GENERICS Speed to market Efficient manufacturing BIOLOGICS Packaging solutions for sensitive molecules Self-injection technologies PHARMA Total cost of ownership Life cycle management Quality manufacturing Design for manufacturing CONTRACT MANUFACTURING Patient Focus

Commercial Overview Chris Ryan, VP & GM Global Generics Heino Lennartz, VP & GM Global Pharma Graham Reynolds, VP & GM Global Biologics Mike Treadaway, VP & GM Contract Manufacturing Mike Schaefers, VP Product Management 22

Generics Overview Chris Ryan Vice President & General Manager, Global Generics

2012 2013 2014 2015 Growing generics market 24 2012 2013 2014 2015 Generics Injectable Market S a le s V o lu m e CAGR 2.7% CAGR 6.3% Represents ~30% of forward sales Strong US and EU presence Forward growth trajectory mid-to-high single digits Small but growing presence in China and India IMS Data

Customers’ need for speed 25 GENERICS Speed to market Efficient manufacturing Customers are looking for a global network to provide shorter lead times and faster time to market with:  Higher performance products that meet increasing regulatory concerns  Reduced global supply chain risk

West solutions: Global reach Global Network  Dependable supply chain  Rapid response 26

West solutions: Integrated containment & delivery 27 Increasing levels of customer intimacy Increasing value to West STERILIZED WASHED COATED ADMINISTERED CAMERA INSPECTED QUALITY BY DESIGN CONTAINMENT SELF INJECTION CONTRACT MANUFACTURING INJECTION MOLDING CONTRACT MANUFACTURING MULTI-COMPONENT ASSEMBLY

SOLUTION ISSUE Case study: Supply chain challenges Major Generics Company facing rising expectations from the regulatory authorities & challenging market dynamics  Operational Yields  Demand Management 28 MARKET

Pathway to continued success 29  Partner to grow high-value product solutions  Expand and accelerate premium emerging market opportunities  Leverage the West global network  Introduce more products and services Generics

Pharma Overview Heino Lennartz Vice President & General Manager, Global Pharma

2012 2013 2014 2015 Pharma market 31 2012 2013 2014 2015 Pharma Injectable Market S a le s V o lu m e CAGR -2% CAGR 2% IMS Data Represents ~30% of forward sales By 2020 20% of market revenue will come from E-7 countries Forward growth trajectory low-to-mid single digits Sales growing faster than the market due to adoption of HVPs

Customers seek strategic partners and efficiency 32  Aligning products with customer and patient expectations  Total cost of ownership including quality, reliability and outsourcing  Value of strategic partnerships to ensure more efficient introduction of products to market  Partnership for life-cycle management of products PHARMA Total cost of ownership Life cycle management

West solutions: High-value products (HVPs) 33 ABILITY TO OUTSOURCE, AVOID CAP EX & COMPLY WITH REG STANDARDS ADDRESS TIME-TO-MARKET REQUIREMENTS REDUCE PARTICULATE & DELAMINATION

West solutions: Integrated containment & delivery 34 Increasing levels of customer intimacy Increasing value to West STERILIZED WASHED COATED ADMINISTERED CAMERA INSPECTED QUALITY BY DESIGN CONTAINMENT SELF INJECTION CONTRACT MANUFACTURING INJECTION MOLDING CONTRACT MANUFACTURING MULTI-COMPONENT ASSEMBLY

SOLUTION ISSUE Case study: Life cycle management Major Pharma Company’s mature Schizophrenia therapy Reconstitution issues in delivering the drug to patient 35 MARKET

Pathway to continued success 36 Pharma  Strong customer partnerships  Patient-focused developments  Global footprint  Help our customers to differentiate from their competition  Future growth through value- driven development

Biologics Overview Graham Reynolds Vice President & General Manager, Global Biologics

Growing biologics market 38 2012 2013 2014 2015 Biologics Injectable Market 2012 2013 2014 2015 S a le s V o lu m e CAGR 8.3% CAGR 3.5% IMS Data Represents ~20% of forward sales MARKET TREND 5 out of top 10 drugs are biologics 98% injectable MARKET TREND >7000 drugs in pipeline >1600 companies Forward growth trajectory high-single to low-double digits

Customers want unique drug delivery options 39  Focus on patient outcomes  Higher concentration and larger dose volume  Increased sophistication and sensitivity  Trend toward smaller batches and precision medicine  Increased self-administration BIOLOGICS Unique packaging solutions Self-injection technologies Bottle by Lee from the Noun Project

40 West solutions: Integrated systems Biologic Drugs – Chronic Care Nurse/Hospital Point-of-Care Transition Patient/Home Vial + Recon System Prefilled Syringe Wearable Injector Infusion Auto-Injector

West solutions: Integrated containment & delivery 41 Increasing levels of customer intimacy Increasing value to West STERILIZED WASHED COATED ADMINISTERED CAMERA INSPECTED QUALITY BY DESIGN CONTAINMENT SELF INJECTION CONTRACT MANUFACTURING INJECTION MOLDING CONTRACT MANUFACTURING MULTI-COMPONENT ASSEMBLY

SOLUTION ISSUE Case study: Container challenge New class of drug Early stage Biotech Co Interaction with glass Low-temp storage MARKET 42

SOLUTION ISSUE Case study: High-volume self-injection 43 MARKET Exciting new class biologic medicines PCSK9 Monthly dosing high volume for competitive differentiation

Pathway to continued success 44 Biologics  Market-leading West solutions  Full-service “concept to patient”  Participation on pipelines  Integrated systems: container + device  New therapies and competitive differentiation  Future growth

Contract Manufacturing Overview Mike Treadaway Vice President & General Manager, Contract Manufacturing

Contract Manufacturing 46 0% 25% 50% 75% 100% 2015 2020 273 281 296 302 2012 2013 2014 2015 drug delivery diagnostics medical consumer 3% CAGR 4% Constant Currency CAGR West CM Sales: $ millions DRUG DELIVERY Significant growth in self injection and pulmonary DIAGNOSTICS Significant growth in molecular & point of care Represents ~20% of forward sales Forward growth trajectory mid-single digits

Customers need manufacturing expertise that reduces risk  Regulatory compliance pressures  Manufacturing excellence  Capabilities  Depth of experience Quality manufacturing Design for manufacturing CONTRACT MANUFACTURING 47

 Focus on Medical/Pharma Market ‒ World’s largest manufacturer of auto-injectors & continuous glucose monitors  Compliant & tested quality systems  Quality culture  Advanced manufacturing systems  Full-service provider West Solutions: Precision injection molding 48

Case study: Full service contract manufacturing provider Major Medical Device Company in need of full service provider 49 Ability to ramp up production with increased patient demand Expanded manufacturing capacity and a global network with West service by Evan MacDonald from the Noun Project SOLUTION ISSUE MARKET

50  Continue to drive manufacturing excellence  Full service provider  Value added services  Leverage West global network Contract Manufacturing Pathway to continued success

Portfolio Overview Mike Schaefers Vice President, Product Management

STANDARD PACKAGING COMPONENTS HIGH-VALUE COMPONENTS DAIKYO PORTFOLIO CONTRACT MANUFACTURING DELIVERY DEVICES SERVICES & PARTNERSHIPS Integrated Containment & Delivery West tailored products and services 52

Standard packaging components 53 Basic packaging solutions for customers Disposable components Standard stoppers, seals, plungers and other components for injectable medicines

High-value components 54 Proven barrier coating for demanding drug products Sterile and ready-to-sterilize closures & systems Unrivaled quality through automated 100% camera inspection & quality by design

West & Daikyo partnership 55 Partner of West since 1973 Enabling global reach Proven barrier lamination for demanding drug products Sterile & ready-to- sterilize components Advanced automated 100% camera inspected components Advanced polymer based containment and delivery system

Delivery devices 56 Differentiated delivery solutions to revolutionize patient experience Integrated containment and delivery expertise Enhanced drug reconstitution and transfer solutions Disposable, patient controlled and wearable self-injection systems

Analytical laboratory services 57 Solutions from early development through market support Early compatibility studies Late-stage development support • Extractables and leachables • Design verification studies • Container closure integrity • Particle testing Industry standard testing Testing for container and delivery systems

West solutions: Integrated containment & delivery 58 Increasing levels of customer intimacy Increasing value to West STERILIZED WASHED COATED ADMINISTERED CAMERA INSPECTED QUALITY BY DESIGN CONTAINMENT SELF INJECTION CONTRACT MANUFACTURING INJECTION MOLDING CONTRACT MANUFACTURING MULTI-COMPONENT ASSEMBLY

Break 59

Long-term strategy Market Led and Customer Experience Operational Excellence Product and Service Differentiation Drive Shareholder Value Become the world leader in integrated containment and delivery of injectable medicines 60

Innovation & Technology Review John Paproski Senior Vice President & Chief Technology Officer

West’s unique position along customers’ development process 62 2 years 4-6 years NDA/ EMEA 4-6 years IND Reg. Approvals West participation: Concept to Patient Pre-clinical to Phase 1 Phase 2 to commercial launch Manufacturing Life cycle management Discovery

Current Developments 63 Container Systems  NovaPure 1-3 mL  Verux launch  Flip-Off Seal RS/RU  Crystal Zenith platform launches Delivery Systems  SmartDose development  Innovation Center in Israel  Patient centric approach

Deep technical expertise 64 ~2,500 Employees have worked 10+ years >65 Projects in development >850 Issued patents and pending patent applications 12 Number of R&D Innovation Sites

Innovation & Technology strategy 65 Better collaboration Market led Integrated approach Increased investments Ease- of-use Safety, efficacy & dosage Function Stability & quality INTEGRATED DRUG DELIVERY

Innovation & Technology Overview 66 Scott Young VP Container Systems Eric Resnick VP & Chief Technology Officer Innovation & Technology

Containment Solutions Scott Young Vice President, Primary Container Technology

Why containment matters 68  Risk mitigation  Patient safety  Cost avoidance  Ease-of-use for patients Ease- of-use Safety, efficacy & dosage Function Stability & quality INTEGRATED DRUG DELIVERY

69  Preservation of drug or biologic  Chemical incompatibility  Leachables formation  Variability in quality  Particle levels  Visual defects  Reliability with device delivery  Dimensional control  Functionality  Injection time Customers care about cleanliness & performance

Matching innovative containment and delivery 70 SENSITIVE PROTEIN DRUGS RELIABLE AUTOINJECTOR DELIVERY RISK MANAGEMENT GLOBAL LEADER IN QUALITY LIFE CYCLE MANAGEMENT

West Solutions: NovaPure packaging 71 FluroTec film Extractables check Particle control 100% vision verified Steam sterilized CpK and ppm release Design History File Knowledge management Quality by Design

Customers are concerned with glass containers 72 Interaction with sensitive biologics Breakage Dimensional variation Variable silicone distribution Quality

West solutions: CZ containment Multiple options for application 73 Discovery Preclinical Clinical Phases Scale Up Life cycle Management Self Injection CZ Vials 0.5mL – 250mL CZ Syringes 0.5mL – 100mL CZ Screw-Cap 8mL – 1L

 Silicone oil-free  Flurotec lamination  Significantly more break resistant than glass  Tight dimensional control  Consistent gliding forces  High flexibility for alternate shapes  Novel designs available to reduce device size  100% Vision Inspection  Highly automated ISO7 cleanroom manufacturing West solutions: Integrated containment system 74 Suitable for Sensitive Proteins Break Resistance High Functional Consistency Design Flexibility Highest Quality

SOLUTION ISSUE Case study: Glass delamination challenge Major Pharma Company dealing with mature product, facing regulatory hurdles because of glass delamination 75 MARKET Formation of visible glass flakes from unstable layer of inner surface of vial; detected in actual drug product

SOLUTION ISSUE Case study: Protein compatibility challenge Exciting monoclonal antibody therapy from a Biopharma company Interaction with glass, need for 1.2mL fill volume, and enhanced cleanliness required 76 MARKET

Innovation & Integrated Solutions Eric Resnick Vice President & Chief Technology Officer

Customers want advanced seal for packaging 78 Potential quality issues between lyophilization and capping Regulators seeking reduced particulate Filling and capping consumes significant space

Single process step as the plastic seal is placed with the stopper Plastic seal cap will have lower particulate count than metal seal Combined filling and capping West solutions: Plastic seals 79

80 Why delivery matters  Differentiation  Patient-focused  Compliance & adherence  Safety & outcomes  Self-administration Ease- of-use Safety, efficacy & dosage Function Stability & quality INTEGRATED DRUG DELIVERY

81 Novel delivery devices on the rise Novel Injectable Approvals 2013 2014 2015 TOTAL APPROVALS 17 19 19 Prefilled Syringe 2 2 5 Pen Injector 0 3 4 Autoinjector 0 0 1 Wearable 0 0 1 TOTAL 2 5 11 Source: IMS

West can support customer demand 82 Adding capacity in multiple locations to support expected demand Established supply chain Product & customer support network Capacity

West solutions: Training & adherence 83 Patient onboarding and training Usability and affinity Connectivity & rewards Patient Adherence

West solutions: Next generation delivery 84 Customization Dosages ranging from 1 mL – 10 mL Preloaded & pre-sterilized Patient-centric approach Customer process simplification

Long-term strategy Market Led and Customer Experience Operational Excellence Product and Service Differentiation Drive Shareholder Value Become the world leader in integrated containment and delivery of injectable medicines 85

Global Operations Overview Don McMillan Vice President, Global Operations

A global approach 87

Transforming Operations Regional manufacturing Site-level customer interface Regional capacity planning  Lean practices deployed locally Many hybrid facilities  Global Organization:  Process Engineering  Supply Chain  Procurement  Advanced Manufacturing Best practice solutions and lean implementation Segmented facilities 88

Capacity expansion and segmenting our facilities  Aligning our existing network  Scottsdale, AZ new product introduction center  Expanding HVP capacity in Kinston, NC  HVP center of excellence in Singapore  Establishing a next generation quality site in Waterford, Ireland 89 NEXT GENERATION QUALITY Advanced Manufacturing High Flexibility High Throughput

New Waterford Plant 90  Centralized utilities, warehouse & employee services  Insulin component production  HVP finishing center

A commitment to quality & safety  Company-wide quality culture initiative launched  More than 130 programs identified to reduce particulate load  More than 20% reduction in particulate on Westar RS  Safety incorporated into everything we do 91

Financial Overview Bill Federici Senior Vice President & CFO

Long-term strategy 93 Market Led and Customer Experience Operational Excellence Product and Service Differentiation Drive Shareholder Value Become the world leader in integrated containment and delivery of injectable medicines

% % % % % % % % % 2011 2012 2013 2014 2015 Net Sales Sustained, consistent growth 94 2011 2012 2013 2014 2015 Adjusted Diluted EPS* (reported, $ millions) CAGR 4.8% $1,192.3 $1,399.8 CAGR 11.8% $1.17 $1.83 (Non-GAAP) Constant Currency CAGR 6.7% Comparison of Cumulative Five-Year Total Return 0 50 100 150 200 250 300 350 400 2010 2011 2012 2013 2014 2015 S&P MidCap 400 Index West Pharmaceutical Services, Inc. Source: Company estimates; *Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information.

Circles reflect relative size of 2015 net sales Standard Packaging High-Value Components 0% 5% 10% 15% 20% 0% 30% 60% 2015 Category Gross Margin % Proprietary Devices Contract Manufacturing 2015 GM 32.6% 5-Yr Sales CAGR 6.7% Product net sales & margin growth 2011-2015 compound annual net sales growth rates (excludes currency) > High-Value components have driven growth > Proprietary devices present significant growth opportunity > Steady Contract Manufacturing and standard packaging businesses 5 -Y ear C AG R 95 0%

5-Year outlook 96 2020 Sales: $2.2 to $2.4 billion 2020 Operating Income Margin: 19% to 23%  Market-led strategy  Strong base of organic sales growth  Margin expansion from mix of high-value products COMMERCIAL  Globalize operations vs. regional structure  Expand capacity  Optimize network, lean, supply chain & procurement GLOBAL OPERATIONS  Integrate container & delivery  Next generation containment and delivery INNOVATION & TECHNOLOGY

Normal and Necessary Maintenance 37% Growth & Expansion 54% IT 9% Proprietary Products 72% Contract Mfg 13% Corporate 15% 2011-2015 Five-year capital spending ($622M 5-year cumulative spend) 97 BUSINESS SEGMENTS MAJOR CATEGORIES Expecting annual capital spending of $150 million to $175 million through 2020, with discretionary spending focused on high-value components and proprietary devices.

2015 sales by segment ($ millions) HVPs $464 Standard $536 PPS $1,000 Devices $98 Contract Mfg. $302 PDS $400 HVPs $464 Standard $536 Devices $98 Proprietary Products $1,098 Contract Mfg. $302 Contract Manufactured Products $302 PREVIOUS SEGMENTS NEW SEGMENTS 98 Note: Sum of segment results do not equal consolidated results due to intersegment sales elimination.

Restated 2015 sales by quarter ($ millions) 99 2015 Previous Segment Structure: Q1 Q2 Q3 Q4 Full Year PPS $242.5 $259.6 $247.2 $251.4 $1,000.7 Growth -4.1% -3.2% -1.8% 1.7% -1.9% Growth @ Constant Rates 7.0% 8.5% 8.5% 9.8% 8.5% PDS $93.5 $100.6 $97.6 $108.5 $400.2 Growth -0.5% -0.4% -6.5% 5.3% -0.5% Growth @ Constant Rates 5.2% 4.8% -2.6% 9.2% 4.1% New Segment Structure: Q1 Q2 Q3 Q4 Full Year Proprietary Products $265.3 $286.9 $269.3 $276.8 $1,098.3 Growth -3.2% -2.8% -4.1% 0.3% -2.5% Growth @ Constant Rates 8.0% 8.9% 5.7% 8.2% 7.7% Contract-Manufactured Products $70.7 $73.2 $75.5 $83.0 $302.4 Growth -2.8% -0.8% 0.5% 12.0% 2.3% Growth @ Constant Rates 0.8% 2.5% 3.9% 15.6% 5.7% Note: Sum of segment results do not equal consolidated results due to intersegment sales elimination.

2016 Full-year financial guidance ($ millions, except EPS - Non-GAAP) (1) (2) 100 Estimated 2016 Revenue Estimated Gross Profit % Proprietary Products $1,175 - $1,190 37.7% to 38.2% Contract-Manufactured Products $310 - $320 17.4% to 18.4% Consolidated $1,485 - $1,510 33.3% to 34.0 % Est. Capital Spending $150 - $175 Est. Adjusted Diluted EPS (1) $2.10 to $2.25 per share Est. Reported Diluted EPS (1) (2) $1.74 to $1.96 per share (1) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.12 for the remainder of 2016. Actual results will vary as a result of variability of exchange rates, among other items. (2) Estimated reported diluted EPS includes estimated restructuring charges of $0.23 to $0.28 per share and estimated Venezuela currency devaluation charge of $0.06 to $0.08 per share.

Close Eric M. Green President & Chief Executive Officer

Building for the Future Market-led strategy addressing the specific needs of pharmaceutical, biotechnology, generic and medical device customers Strong competitive position with high barriers to entry  Quality culture  Designed into regulated products  Scientific and technical expertise Global Operations expanding capacity to meet growing customer demand Proprietary products and contract manufacturing expected to drive net sales growth and margin expansion Financial strength to invest Strong balance sheet and increasing operating cash flow 102 Innovations in integrated containment and delivery driving new products and services for long-term growth Create Value for Customers, Patients, Employees and Shareholders Create Value for Customers, Patients, Employees and Shareholders

103 Questions

Appendix

Reconciliation of non-GAAP measures 105 2015 2014 2013 2012 2011 Diluted EPS Reported (GAAP) $1.30 $1.75 $1.57 $1.15 $1.08 Pension settlement charge 0.43 - - - - Executive retirement and related costs 0.09 - - - - License costs - 0.01 - - - Discrete tax items 0.01 0.02 0.06 0.03 0.02 Restructuring, impairment and related charges - - - 0.05 0.05 Acquisition-related contingencies - - - 0.01 (0.01) Extinguishment of debt - - - 0.14 - Special separation benefits - - - - 0.03 Diluted EPS Adjusted (Non-GAAP) $1.83 $1.78 $1.63 $1.38 $1.17